UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2008

RURAL CELLULAR CORPORATION
(Exact name of Registrant as Specified in its Charter)

Minnesota	0-27416	41-1693295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3905 Dakota Street S.W., Alexandria, Minnesota	56308
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code	(320) 762-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

Amendment of Rights Agreement

The disclosure in Item 3.03 is incorporated in this Item 1.01 by reference.

Item 3.03.            Material Modification to Rights of Security Holders.

As previously reported, on July 29, 2007, Rural Cellular Corporation (the “Company”), Verizon Wireless (“Verizon”), Airtouch Cellular and Rhino Merger Sub Corporation (“Merger Sub”) entered into an Agreement and Plan of Merger pursuant to which Merger Sub, an indirect wholly-owned subsidiary of Verizon, will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and becoming a subsidiary of Verizon.

In connection with the consummation of the Merger and transactions related thereto, on August 1, 2008, the board of directors of the Company approved the Third Amendment (the “Amendment”) to the Class A Share Rights Agreement, dated as of April 30, 1999, as amended on March 31, 2000 and July 29, 2007, between the Company and Wells Fargo Bank, N.A., as successor rights agent (as so amended, the “Rights Agreement”).   The Amendment, effective prior to the consummation of the Merger and certain transactions related thereto, renders the Rights Agreement inapplicable to such transactions related to the consummation of the Merger.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also in connection with the consummation of the Merger and transactions related thereto, on August 1, 2008, the board of directors of the Company amended, effective prior to the consummation of the Merger and certain transactions related thereto, Section 5.01 of the Company’s Amended and Restated Bylaws, as amended through May 3, 2007, to provide that shares of the Company’s class A common stock may be issued in certificated form by resolution of the board of directors of the Company.  The text of the bylaw amendment is set forth in Exhibit 3.1 hereto.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws of Rural Cellular Corporation

4.1	Third Amendment to Class A Share Rights Agreement, dated as of August 6, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws of Rural Cellular Corporation

4.1	Third Amendment to Class A Share Rights Agreement, dated as of August 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RURAL CELLULAR CORPORATION

/s/ Richard P. Ekstrand
Richard P. Ekstrand
President and Chief Executive Officer
August 6, 2008